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                                                                    Exhibit 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of Securify Inc., dated February 2, 1999, and to all references to our Firm included in this registration statement.


                                                 ARTHUR ANDERSEN LLP



San Jose, California
March 11, 1999